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                                                                    EXHIBIT 10.1

                   SECOND AMENDMENT TO CONTRIBUTION AGREEMENT

     This Second Amendment to Contribution Agreement ("Amendment") is made and entered into as of the 6th day of January, 2006, by and between PLACE PROPERTIES, L.P. and PLACE MEZZ BORROWER, LLC (collectively, "Transferor") and EDUCATION REALTY OPERATING PARTNERSHIP, LP ("Transferee").

                                   WITNESSETH:

     WHEREAS, Transferee and Transferor entered into that certain Contribution Agreement dated September 14, 2005 ("the Agreement") pursuant to which the parties set forth their agreement with respect to the contribution of the membership interests (as defined in the Agreement), which Agreement was amended by First Amendment to Contribution Agreement dated December 28, 2005;

     WHEREAS, the parties hereto desire to further amend and modify the Agreement in certain particulars as more particularly set forth below.

     NOW, THEREFORE, for and in consideration of $10.00 in hand paid by the parties hereto and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Transferee and Transferor do hereby agree as follows:

     1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given to such terms in the Agreement.

     2. The Agreement is hereby modified as follows:

          (a) Paragraph 3.1 of the Agreement is hereby amended by substituting Exhibit B and Addendum to Exhibit B, attached hereto, in place of Exhibit B previously attached to the Agreement.

          (b) Paragraph 3.2.1 is hereby amended to read: "Transferee shall receive a credit at Closing in an amount equal to the unpaid principal balance of the Assumed Loan, the Mezzanine Loan and the Mini-Perm Loan as of the date of Closing";

          (c) Paragraph 3.3.2 of the Agreement is hereby amended by inserting in the first line thereof the phrase "Mezzanine Loan and the" immediately before the reference to "Assumed Loan";

          (d) Paragraph 5.2 of the Agreement is hereby amended by deleting the second and third sentences thereof and inserting the following in lieu thereof: "Except as otherwise set forth herein, all items to be prorated pursuant to this Section 5.2 shall be prorated as of midnight on December 31, 2005. Insofar as the Master Tenant will be responsible for all taxes, insurance, and operating expenses, and entitled to receive all rents under the Leases, from and after January 1, 2006 pursuant to the terms of the Master Lease, all prorations of such items shall be between the Transferors and the Master Tenant unless otherwise expressly provided herein, with the Master Tenant to be treated as the owner of the Properties, for purposes of computing prorations of income and operating expenses, on and after January 1, 2006.";

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          (e)  Paragraph 5.4 of the Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof: "Interest and other periodic charges payable under the Assumed Loan, the Mezzanine Loan, the Mini-Perm Loan and the Defeased Loans shall be prorated as of midnight, December 31, 2005.";

          (f) Paragraph 7.4 of the Agreement is hereby amended to add the following text to the end thereof: "Notwithstanding any of the foregoing to the contrary the parties agree that (i) it shall be Transferee's obligation to pay in full at Closing the Mezzanine Loan and the Mini-Perm Loan, subject to the obligations of Transferor under Paragraph 5.5 of the Agreement and Section 4 of this Amendment; and (ii) it shall be Transferor's obligation to defease the Defeased Loans at Closing provided that (x) Transferee shall pay to the Defeased Lenders an amount equal to the cost of the investment securities required to defease the Defeased Loans in excess of the outstanding principal balance of the Defeased Loans on the Closing Date and Transferee shall pay all other costs and expenses of consummating the defeasance of the Defeased Loans other than Transferor's legal fees and expenses, and (y) Transferors shall pay to the Defeased Lenders an amount equal to the outstanding principal balance of the Defeased Loan for contribution to the purchase of the investment securities required to effectuate such defeasance."

          (g) Paragraph 8.1.14(v) of the Agreement is hereby amended by deleting the text thereof and inserting the following in lieu thereof: "Each of the Assumed Loan and the Mezzanine Loan is a "qualified liability" within the meaning of Section 1.707-5(a)(6) of the Treasury Regulations.";

          (h) Paragraph 8.1.14 of the Agreement is hereby amended by adding the following text as subparagraph (vi) thereof: "All of the repairs described in the Property Condition Assessment prepared by ATC Associates Inc. for the Assumption Lender for River Place and Clemson Place have been completed and all costs thereof have been paid in full.";

          (i) Paragraph 10.17 of the Agreement is hereby amended to provide that the effective date of the Master Lease shall be January 1, 2006; and

          (j) Paragraph 11.1 of the Agreement is hereby amended by adding the following text as subparagraph 11.1.3 thereof:

               "11.1.3 PREPAYMENT OF MEZZANINE LOAN AND MINI-PERM LOAN. On the Closing Date, Transferee will consummate the prepayment of the Mezzanine Loan and the Mini-Perm Loan in accordance with the terms of this Agreement.".

          (k) Paragraph 11.2 of the Agreement is hereby amended by adding the following text as subparagraph 11.2.10 thereof:

               "11.2.10 DEFEASANCE OF DEFEASED LOANS. On the Closing Date, Transferors have consummated the defeasance of the Defeased Loans in accordance with the terms of this Agreement."

     3. Section 11.2.5 of the Contribution Agreement, provides that as a condition of Transferee's obligation to close the subject transactions, Transferee shall have received from Transferee's independent


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auditors prior to Closing the audited financial statements with respect to the
Properties acquired that shall (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Rule 3-14 of Regulation S-X) (collectively, the "SEC RULES"), (ii) have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods and at the dates involved (except as may be indicated in the notes thereto which exceptions shall be customary and shall in no way limit the requirement that the financial statements comply with the rules and regulations of the SEC), and (iii) fairly present the consolidated financial condition of the Properties and the Property Owners at the dates thereof and the consolidated results of operations and cash flows of the Properties, and the Property Owners for the periods presented (such audited financial statements described in this sentence are referred to as the "Audited Financial Statements"). The parties acknowledge that Transferee has not received from its independent auditors the Audited Financial Statements and that Transferee, Transferee's independent auditors and/or the REIT need to obtain additional information and cooperation from Transferors in order to complete the Audited Financial Statements. Transferee hereby agrees to close the transactions contemplated by the Contribution Agreement notwithstanding the failure to satisfy the condition of Section 11.2.5 with respect to the receipt of the Audited Financial Statements prior to Closing in reliance upon Transferors' agreements set forth below.

          In order to induce Transferee to close the transactions contemplated by the Contribution Agreement, Transferors acknowledge and agree as follows:

          (i) Transferors understand that the REIT is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, which will require, among other things, that the REIT file with the SEC the Audited Financial Statements;

          (ii) Transferors understand that if the REIT is not able to file in a timely manner, or at all, the Audited Financial Statements the REIT will suffer adverse effects, significant damages and potential liability;

          (iii) Transferors understand that the REIT has an obligation to file a registration statement to register shares of common stock held by certain of its stockholders pursuant to a Registration Rights Agreement dated as of September 22, 2005 (the "Registration Rights Agreement"), by and among the REIT and the investors named on the signature pages to the Registration Rights Agreement, including an obligation that the REIT file a Shelf Registration Statement (as defined in the Registration Rights Agreement) no later than February 1, 2006 and that such Shelf Registration Statement be declared effective no later than March 29, 2006 (the "Registration Deadline");

          (iv) Transferors understand that if the Shelf Registration Statement is not declared effective by the Registration Deadline, the REIT will be required to pay significant liquidated damages to the holders of Registrable Securities (as defined in the Registration Rights Agreement) and that the REIT's ability to have the Shelf Registration Statement declared effective by the Registration Deadline is dependent upon its ability to file the Shelf Registration Statement as soon as possible but in any event by January 31, 2006;

          (v) Transferors understand that, in order to meet the Registration Deadline, the REIT intends to file the Shelf Registration Statement on or about January 25, 2006 or as soon as practicable thereafter but in any event no later than January 31, 2006, and that the REIT intends to file the Audited Financial Statements prior to, and as a condition of, the filing of the Shelf Registration Statement;

          (vi) Each Transferor agrees to cooperate fully and at its own expense with Transferee, the REIT and Transferee's independent auditors in connection with the preparation of the Audited Financial


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Statements, including without limitation providing such information as is requested in a timely manner by Transferee, the REIT or Transferee's independent auditors in connection therewith and which is required under the SEC Rules or GAAP;

          (vii) Transferors shall provide all of such requested information required under the SEC Rules or GAAP promptly upon request and otherwise cooperate in a timely manner such that the REIT will be able to file the Audited Financial Statements on or before January 25, 2006;

          (viii) Each Transferor, jointly with the other Transferor, warrants that it has sufficient financial information on the Properties and the Property Owners which are necessary under the SEC Rules or GAAP to complete the Audited Financial Statements;

          (ix) Without limiting the generality of the foregoing, Transferors and their executive officers shall execute such representation letters as may reasonably be required by such independent auditor in order to enable such firm to deliver its audit report on such financial statements and to consent to the filing of such report and financial statements with the SEC;

          (x) Transferors, jointly and severally, shall and do hereby agree to indemnify, defend and hold the Transferee and the REIT harmless from and against any and all claims, demands, suits, obligations, payments, damages (including without limitation damages under the Registration Rights Agreement), losses, penalties, liabilities, costs and expenses (including but not limited to attorneys' fees) arising out of the REIT's failure to file the Audited Financial Statements with the SEC on or before January 25, 2006, only to the extent such failure is caused by the action or inaction of either Transferor or its or their agents or by the failure of either or both Transferors to timely provide requested information required under the SEC Rules or GAAP to complete the Audited Financial Statements or by either Transferor's or Transferor's agents' delays in providing such information.

          (xi) At Closing, Transferors shall deposit in escrow with Morris, Manning & Martin pursuant to an escrow agreement in the form attached hereto as Exhibit "I" the sum of $250,000.00 to secure the performance of Transferor's obligations under Section 3 of this Amendment.

     The terms and provisions of this Section 3 shall survive the Closing. Transferors acknowledge and agree that the REIT is an intended third party beneficiary of this Section 3.

     4. Transferor hereby agrees to indemnify, defend and hold harmless Transferee from any and all loss, liability, damages, costs or expenses arising from Transferee's acquisition of the Membership Interests subject to the Mezzanine Loan and the Mini-Perm Loan and the prepayment thereof including without limitation any additional fees, prepayment premiums, interest, default interest or other charges imposed by the Mezzanine Lender or the Mini-Perm Lender as a result thereof (except for the one-half point fee on the Mezzanine Loan to be paid by Transferee pursuant to Paragraph 5.5 of the Agreement. This indemnity shall survive the Closing.

     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signatures appear thereon and all of such counterparts shall together constitute one and the same instrument. This amendment shall be binding when one or more counterparts thereof, individually or taken together, shall bear the signatures of all parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax; any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.


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     6. Except as expressly set forth herein, the Agreement, as amended by the
First Amendment, remains unmodified and unchanged and the parties hereto ratify and confirm the Agreement as amended hereby.

                                        TRANSFERORS:

                                        PLACE PROPERTIES, L.P., a Tennessee
                                        limited partnership

                                        By: Place Collegiate Properties Co., a
                                            Tennessee corporation, its general
                                            partner


                                        By: /s/ Cecil M. Phillips
                                            ------------------------------------
                                            Cecil M. Phillips, President


                                        PLACE MEZZ BORROWER, LLC, a Delaware
                                        limited liability company


                                        By: /s/ Cecil M. Phillips
                                            ------------------------------------
                                        Name: Cecil M. Phillips
                                              ----------------------------------
                                        Title: Manager
                                               ---------------------------------


                                        TRANSFEREE:

                                        EDUCATION REALTY OPERATING PARTNERSHIP,
                                        LP, a Delaware limited partnership


                                        By: Education Realty OP GP, Inc., its
                                            General Partner


                                        By: /s/ Paul O. Bower
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


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